OTHER LOSSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
OTHER LOSSES
Change of financial liabilities with fair value through profit and loss (Note 29, Note 30)	$ (25,607)	$ (39,105)	$ (2,957)
Change of financial assets with fair value through profit and loss	814
Hedge ineffectiveness on cash flow hedges and net loss arising on interest rate swap designated as at FVTPL (Note 25, Note 30)	248	201	(641)
Transaction cost related to FVTPL liabilities (Note a)			(4,041)
Net foreign exchange (losses) gains	397	1,814	1,145
Others, net	1,751	(2,896)	1,523
Total	$ (22,397)	$ (39,986)	$ (4,971)